Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2024
Financial Instruments and Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
22	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company activities expose it to various risks, including market risk (comprising currency risk and interest rate risk), credit risk, and liquidity risk. The Company overall risk management strategy aims to minimize any adverse effects from the unpredictability of financial markets on its financial performance.

	As of
	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	Convenience Translation USD
Financial assets at amortized cost
Cash	823,524	474,716	106,191
Trade receivables	1,990,414	8,409,351	1,881,118
Other receivables	4,513,832	2,103,818	470,611
Fixed deposits	1,136,256	1,179,430	263,831

Financial liabilities at amortized cost
Trade payables	423,787	—	—
Other payables	692,841	422,973	94,616
Bank borrowings	3,973,999	3,367,302	753,243
Lease liabilities	209,571	162,577	36,368
Amount due to shareholders	886	—	—
Amount due to director	137,181	—	—

Foreign Currency Risk

The Group expose to foreign currency risk due to transactions and balances denominated in currencies other than the functional currency of the respective entities of the Group, with the primary risk arising from the Chinese Renminbi (“RMB”). The Group closely monitor foreign currency risk on an ongoing basis to ensure that our net exposure remains at an acceptable level.

The company is subject to minimal foreign currency risk due to its foreign supplier policy of making prepayments in advance of delivery, thus eliminating the need for credit terms.

Interest Rate Risk

The Group exposed to interest rate risk arise mainly from interest-bearing bank loans. The interest rates and repayment terms of these loans are disclosed in Note 14 of the financial statements. Currently, The Group does not have an interest rate hedging policy. The sensitivity analysis below is based on our exposure to interest rates for non-derivative instruments at the end of the reporting period.

We use a 50-basis point increase or decrease to report interest rate risk internally to key management personnel, as this represents management’s assessment of a reasonably possible change in interest rates. If interest rates on loans had been 50 basis points higher or lower, with all other variables held constant, our profit would decrease or increase by approximately RM 16,707 for the year ended December 31, 2024, and RM 10,430 for the year ended December 31, 2023.

Liquidity Risk

Liquidity risk arises mainly due to general funding and business activities. The Group practices prudent risk management by maintaining sufficient cash balances and the availability of funding through certain committed credit facilities. The table below analyses non-derivative financial liabilities of the Group into relevant maturity groupings based on the remaining period from the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, which includes both principal and interest. Balances due within 12 months equal their carrying amounts as the impact of discounting is not significant.

	As of
	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	Convenience Translation USD
Bank borrowings Repayment within:
Less than 1 year	773,744	976,072	218,341
Between 1 and 2 years	773,744	963,436	215,515
Between 2 and 5 years	1,823,933	1,693,768	378,885
Over 5 years	38,102	288,536	64,544

Bank overdraft
Repayment within less than 1 year	1,064,530	104,587	23,395

Lease liabilities
Repayment within:
Less than 1 year	57,084	60,204	13,467
Between 1 and 2 years	60,204	61,884	13,843
Between 2 and 5 years	98,532	45,732	10,230
Over 5 years	20,426	11,342	2,537

Trade payables
Repayment within less than 1 year	423,787	—	—

Other payables
Repayment within less than 1 year	692,841	422,973	94,616

Amount due to director
Repayment within less than 1 year	137,181	—	—

Amount due to shareholder
Repayment within less than 1 year	886	—	—

Credit Risk

Credit risk primarily arises from the possibility of customers failing to fulfill their payment obligations for the services provided. The Group addresses this risk by conducting thorough customer screening and segmentation based on creditworthiness, setting appropriate credit limits, and enforcing stringent payment terms such as upfront payments and short billing cycles.

Expected credit losses are measured as the difference in the present value of the contractual cash flows that are due to the Company under the contract, and the cash flows that the Company expects to receive. The Company assesses all information available, including past due status, and forward looking macro-economic factors in the measurement of the expected credit losses associated with its assets carried at amortized cost.

	As of
	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	Convenience Translation USD
Trade receivables
Collection within less than 1 year	1,990,414	8,409,351	1,881,118

Other receivables
Collection within less than 1 year	4,513,832	2,103,818	470,611

	As of
	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	Convenience Translation USD
Lifetime expected credit loss
As at January 1	90,205	—	—
Decrease in expected credit loss	(90,205)	—	—
As at December 31	—	—	—

For the year ended December 31, 2023, the company made a deliberate decision to abstain from setting aside any provision for doubtful debt, given the fact that by March 21, 2024, the company had successfully received complete settlement of all outstanding amounts owed by trade receivables.

Capital Risk Management

The Group manages its capital to ensure that entities within our Company will be able to maintain an optimal capital structure so as to support our businesses and maximize shareholders value. To achieve this objective, we may make adjustments to the capital structure in view of changes in economic conditions, such as adjusting the amount of dividend payment, returning of capital to shareholders or issuing new shares.

The Group manage its capital based on debt-to-equity ratio that complies with debt covenants and regulatory, if any. The debt-to-equity ratio is calculated as net debt divided by total equity. Net debt is calculated as lease liability, borrowings and bank overdraft plus amount due to shareholder and director, trade and other payables less Cash and short term deposits. Total capital is calculated as total equity plus net debts. Capital includes equity attributable to the owners of the parent and non-controlling interest.

	As of
	December 31, 2023	December 31, 2024	December 31, 2024
	RM	RM	Convenience Translation USD
Net debt	3,478,485	2,298,706	514,205
Total equity	10,218,691	17,384,201	3,888,736
Total capital	13,697,176	19,682,907	4,402,941

Gearing ratio	25.40%	11.68%	11.68%